COMMITMENTS	12 Months Ended
Dec. 31, 2022
Commitments

19. COMMITMENTS

The Company has a cost sharing agreement to reimburse Oniva for a percentage of its overhead expenses, to reimburse 100% of its out-of-pocket expenses incurred on behalf of the Company, and to pay a percentage fee based on Oniva’s total overhead and corporate expenses. The agreement may be terminated with one-month notice by either party. Transactions and balances with Oniva are disclosed in Note 12.

The Company and its subsidiaries have various lease agreements for their office premises, use of land, and equipment. Commitments in respect of these lease agreements are as follows:

	December 31, 2022	December 31, 2021
Not later than one year	$105	$96
Later than one year and not later than five years	347	330
Later than five years	398	462
	$850	$888

Office lease payments recognized as an expense during the year ended December 31, 2022, totalled $18 (December 31, 2021 - $16).